UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Ventas, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88644-P49048 VENTAS, INC. 2026 Annual Meeting of Stockholders Vote by May 12, 2026 11:59 PM EDT Vote Virtually at the Meeting* May 13, 2026 8:00 AM CDT VENTAS, INC. ATTN: CORPORATE SECRETARY 300 NORTH LASALLE STREET SUITE 1600 CHICAGO, IL 60654 Virtually at: www.virtualshareholdermeeting.com/VTR2026 You invested in VENTAS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2026 at 8:00 AM CDT. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to April 29, 2026. To request a copy of the materials for this or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge for requesting a copy of the materials. Unless requested, you will not otherwise receive a paper or email copy of the materials.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V88645-P49048 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors of Ventas, Inc. Nominees: 1a. Melody C. Barnes For 1b. Theodore R. Bigman For 1c. Debra A. Cafaro For 1d. Michael J. Embler For 1e. Matthew J. Lustig For 1f. Roxanne M. Martino For 1g. Marguerite M. Nader For 1h. Sean P. Nolan For 1i. Walter C. Rakowich For 1j. Joe V. Rodriguez, Jr. For 1k. Sumit Roy For 1l. Maurice S. Smith For 2. Approval, on an advisory basis, of the compensation of named executive officers of Ventas, Inc. For 3. Ratification of the selection of KPMG LLP as independent registered public accounting firm of Ventas, Inc. for fiscal year 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.